Vari-Vest Series of Variable Universal Life Insurance ● GP VUL ● Virtus VUL

Ohio National Life Assurance Corporation

Ohio National Variable Account R

Supplement dated February 26, 2016

To the Prospectuses dated May 1, 2015

The following supplements and amends the prospectuses dated May 1, 2015.

All other provisions of your prospectus remain unchanged.

The following supplements “Available Funds” in the prospectus.

Available Funds

Effective February 26, 2016, Ohio National Fund, Inc.’s Money Market Portfolio will be replaced with the following portfolio:

Fund	Investment Adviser (Subadviser)
Fidelity® Variable Insurance Products Fund (Service Class)
Fidelity® VIP Government Money Market Portfolio	Fidelity Management & Research Company

All references to Money Market Portfolio in the prospectus shall be replaced with Fidelity® VIP Government Money Market Portfolio.